UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-05992

JAPAN SMALLER CAPITALIZATION FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019
(Address of Principal Executive Officer)(Zip Code)

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, N.Y. 10019
(Name and Agent for Service)

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	February 29, 2016

Date of reporting period:	August 31, 2015

ITEM 1. REPORT TO SHAREHOLDERS

JAPAN SMALLER CAPITALIZATION FUND, INC.

October 22, 2015

To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2015.
The net asset value per share (“NAV”) of the Fund increased by 7.2% and the closing market price of the Fund increased by 3.9% for the six months ended August 31, 2015.  The closing market price of the Fund on August 31, 2015 was $10.07, representing a discount of 14.4% to the NAV of $11.77.  The net assets of the Fund totaled $333,488,541 on August 31, 2015.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 3.7% in United States (“U.S.”) dollar terms for the six months ended August 31, 2015.  During the six months ended August 31, 2015, the Fund outperformed the Benchmark by 3.5% on an NAV basis.  The Tokyo Price Index (the “TOPIX”), consisting of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), decreased by 0.4% and the Nikkei Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, decreased by 0.8% in U.S. dollar terms during the six months ended August 31, 2015.  The Japanese yen (“Yen”) depreciated by 1.3% against the U.S. dollar during the six months ended August 31, 2015.
For the quarter ended August 31, 2015, the Benchmark decreased by 1.6%, the TOPIX decreased by 6.1%, and the Nikkei decreased by 6.1% in U.S. dollar terms.  The NAV of the Fund increased by 0.2% and outperformed the Benchmark by 1.8%.  The Fund’s share price decreased by 1.9% during the quarter.  The Yen appreciated by 2.2% against the U.S. dollar during the quarter.
The Portfolio
Equity holdings represented 98.8% of the Fund’s net assets at August 31, 2015.  The Fund held a diversified portfolio of 124 stocks, of which 98 were TSE First Section stocks, 20 were TSE Second Section stocks and 6 were other smaller capitalization stocks, comprising 83.4%, 11.8%, and 3.6%, respectively, of net assets on August 31, 2015.
The Fund invests in undervalued stocks that offer fundamental strength and potential for improvement.  The Fund performs extensive fundamental research to identify stocks that can create shareholder value.  The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, stocks with superior shareholder distribution policies, and stocks that offer good growth prospects.  In the Japanese small cap equity market, valuation anomalies do exist and can be exploited through active management.  There are several factors that the Fund considers when selling an investment, including appreciation of the stock price, unexpected deterioration in earnings, a substantial loss that impairs the company’s net assets, or a stock’s diminishing potential given declining competitiveness due to a change of business environment or failure of business strategy.

Performance
In terms of the sector allocation strategy, an overweight position in the Retail Trade sector and underweight positions in the Electric Appliances and Machinery sectors generated the largest positive contributions, although sector returns were eroded by underweight positions in the Metal Products, Iron and Steel, and Transportation and Warehousing sectors.
Stock attribution analysis shows that some stocks such as Toenec Corporation in the Construction sector, Create SD Holdings Co., Ltd. in the Retail Trade sector, and Zojirushi Corporation in the Electric Appliances sector made positive contributions to the relative performance.  Meanwhile, some stocks such as Sakai Chemical Industry Co., Ltd. in the Chemicals sector and Nichicon Corporation in the Electric Appliances sector made negative contributions to the relative performance.
Market Review
The Benchmark appreciated by 5.0% in local currency terms for the six months ended August 31, 2015.  The Benchmark outperformed the broad Japanese equity market, measured by the TOPIX index, which increased 0.9% in local currency terms during the six months ended August 31, 2015.  The Japanese equity market rallied following robust earnings prospects for Japanese companies and entered a range trading phase given global economic outlook concerns and solid earnings prospects for domestic companies.  In August 2015, Japanese stocks followed other markets in a steep sell-off triggered by an equity market crash in China.  Meanwhile, under these circumstances, the small cap stock index was able to outperform the main large cap equity market given the relatively steady business performance of many smaller domestically oriented companies.
The Japanese equity market posted a strong rally from March to May of 2015, registering a fifth consecutive monthly gain since the beginning of this year.  Robust earnings for fiscal year 2015 issued by many Japanese companies helped to sustain the positive sentiment toward Japanese equities.  Moreover, expected growth in real wages improved the prospects for domestic demand.
In June 2015, Japanese equity markets declined when global market sentiment faltered in reaction to an expected debt default by Greece and a steep correction in the Chinese equity market.
Following a setback in June 2015, the Japanese equity market staged a recovery in July 2015.  During this period, there were persistent concerns about the political and potential economic turmoil in the Eurozone over the bailout plan for Greece, the volatile equity markets, and slowing economic growth in China.  However, stability in the Japanese economy and the corporate sector continued to offer solid earnings prospects.
Turmoil in the global markets triggered a steep decline in Japanese equity prices and the TOPIX index declined by 7.4% in August 2015.  Chinese equity markets extended their recent decline when share price support policies from the authorities proved ineffective, causing widespread market disorder.
Outlook and Strategy
While the Fund expects the U.S. economic recovery to continue, the Fund has become more cautious towards the global economic outlook given the recent slowdown in China.  Following the devaluation of the Chinese yuan, Chinese stock markets have remained volatile.  Chinese consumption appears to be steady but the Fund expects a slowdown in capital expenditures to continue.  The Chinese yuan’s weakening has come to a standstill for the moment, but the downward pressure could resume given the anticipated unwinding of overseas funding by Chinese companies.

The Chinese yuan depreciation could also lead to the weakening of other Asian currencies against the U.S. dollar, possibly causing economic downturns elsewhere in Asia due to declining purchasing power as well as the slowdown in capital expenditures.  Thus, the Fund expects the recovery in Japanese production to be sluggish given that exports to Asian regions including China should remain weak.
As for domestic consumption, the Fund has yet to encounter the expected recovery in disposable income.  Therefore, the Fund expects the overall economic recovery in Japan to proceed at a slower pace.
Although corporate earnings results for the second quarter of 2015 were positive, earnings for the second half of 2015 could fall lower than expected.  Measures of equity valuations, such as price earnings ratios, have declined during the recent market drop.  As a result, the Fund believes that current market prices already discount the potential for weaker corporate earnings.  It is still too early to estimate the full extent of the earnings impact.  Japanese equity prices remain highly dependent on global political, economic and market developments.
The Fund appreciates your continuing support.
Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi
 President

DISCLOSURES
Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P.  Past performance is not indicative of future results.

The net asset value price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  This material should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s Benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  You cannot invest directly into an index.  The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index.  It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index.  As of March 31, 2015, there are 1,146 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1‑800‑833‑0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.
Additional information about the Fund’s Board of Directors is available (1) without charge upon request by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION
In December 2014, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.
The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2015 (Unaudited)

KEY STATISTICS
Net Assets	$333,488,541
Net Asset Value per Share	$11.77
Closing NYSE Market Price	$10.07
Percentage Change in Net Asset Value per Share*	7.2%
Percentage Change in NYSE Market Price*	3.9%

MARKET INDICES
Percentage change in market indices:*
	YEN	U.S.$
Russell/Nomura Small Cap™ Index	5.0%	3.7%
TOPIX	0.9%	(0.4%)
Nikkei Average	0.5%	(0.8%)

*From March 1, 2015 through August 31, 2015.

ASSET ALLOCATION
Japanese Equities

TSE First Section Stocks	83.4%
TSE Second Section Stocks	11.8
Other Smaller Capitalization Stocks.	3.6
Foreign Currency	1.1
Total Investments	99.9
Other Assets Less Liabilities, Net	0.1
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Retail Trade	13.1	Other Products	3.6
Wholesale Trade	10.5	Services	3.0
Chemicals	8.9	Textiles and Apparel	2.8
Banks	6.2	Transportation Equipment	2.7
Construction	5.8	Financing Business	2.4
Electric Appliances	5.7	Utilities	2.4
Transportation and Warehousing	5.5	Real Estate	1.7
Iron and Steel	5.4	Food	1.4
Machinery	5.3	Glass and Ceramics Products	1.3
Metal Products	5.2	Pharmaceutical	0.6
Information and Communication	4.8	Precision Instruments	0.5

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Security	Market Value	% of Net Assets
Toenec Corporation	$13,441,398	4.0
Create SD Holdings Co., Ltd.	8,238,842	2.5
The Yamanashi Chuo Bank, Ltd.	7,233,689	2.2
Ryoden Trading Company, Ltd.	6,905,405	2.1
SIIX Corporation	6,777,672	2.0
Sakai Chemical Industry Co., Ltd.	6,727,427	2.0
The Okinawa Electric Power Company, Incorporated	6,065,206	1.8
Japan Transcity Corporation	5,678,674	1.7
The Kagoshima Bank, Ltd.	5,416,762	1.6
Keihanshin Building Co., Ltd.	5,102,158	1.5

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
JAPANESE EQUITY SECURITIES
Banks
The Akita Bank, Ltd.	1,355,000	$3,725,085	$4,066,620	1.2
General banking services
The Daishi Bank, Ltd.	530,000	1,850,156	2,267,964	0.7
General banking services
The Kagoshima Bank, Ltd	851,000	5,770,073	5,416,762	1.6
General banking services
The Taiko Bank, Ltd.	1,002,000	2,054,406	1,858,845	0.5
General banking services
The Yamanashi Chuo Bank, Ltd.	1,477,000	6,505,318	7,233,689	2.2
General banking services
Total Banks		19,905,038	20,843,880	6.2

Chemicals
C. Uyemura & Co., Ltd.	52,500	2,275,192	2,549,574	0.8
Plating chemicals
Fujikura Kasei Co., Ltd.	731,700	3,398,392	3,354,291	1.0
Specialty coating materials and fine chemicals
JSR Corporation	149,100	2,914,036	2,345,573	0.7
Manufactures synthetic resin products
Koatsu Gas Kogyo Co., Ltd.	373,000	2,090,001	2,057,443	0.6
High-pressured gases and chemicals
Sakai Chemical Industry Co., Ltd.	2,318,000	7,179,392	6,727,427	2.0
Manufactures components for cosmetics and pharmaceuticals
Sekisui Jushi Corporation	205,600	2,745,329	2,713,984	0.8
Manufactures plastics and other resin materials
Soken Chemical & Engineering Co., Ltd	259,200	3,147,883	2,305,947	0.7
Manufactures chemical products
Shikoku Chemicals Corporation	31,000	220,298	258,919	0.1
Manufactures chemical products
Tenma Corporation	219,500	2,863,156	3,657,579	1.1
Manufactures synthetic resin products
Teraoka Seisakusho Co., Ltd.	331,700	1,382,111	1,263,515	0.4
Manufactures various adhesive tapes

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
T&K Toka Co., Ltd.	14,500	$282,011	$264,571	0.1
Manufactures specialized inks for printing applications
Yushiro Chemical Industry Co., Ltd.	37,500	438,820	440,594	0.1
Manufactures metalworking fluids
Zeon Corporation	191,000	1,725,186	1,587,402	0.5
Manufactures synthetic resin products
Total Chemicals		30,661,807	29,526,819	8.9

Construction
Daiichi Kensetsu Corporation	17,200	185,384	184,360	0.1
Construction and real estate businesses
Kandenko Co., Ltd.	83,000	416,874	553,630	0.2
Construction of electrical and power facilities
Mirai Industry Co., Ltd.	35,700	499,333	541,306	0.2
Manufactures electrical installation materials
MIRAIT Holdings Corporation	157,600	1,404,305	1,476,140	0.4
Construction of electrical and telecommunication facilities
NDS Co., Ltd.	166,000	464,180	410,603	0.1
Construction of communication infrastructure
Taihei Dengyo Kaisha, Ltd.	235,000	1,833,007	2,487,859	0.7
Construction of thermal and nuclear plant facilities
Toenec Corporation	1,772,000	9,832,368	13,441,398	4.0
Construction of comprehensive building facilities
Yondenko Corporation	117,000	416,093	393,585	0.1
Construction of electrical distribution systems
Total Construction		15,051,544	19,488,881	5.8

Electric Appliances
Espec Corp	316,300	2,417,345	2,973,014	0.9
Manufactures environmental testing products
Fujitso General Ltd.	25,000	238,404	309,601	0.1
Manufactures air-conditioning products
Hitachi Maxell, Ltd.	162,600	2,883,946	2,516,389	0.8
Manufactures media devices, batteries and electrical appliances

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Kitagawa Industries Co., Ltd.	342,400	$3,601,421	$3,960,813	1.2
Manufactures various industrial and consumer products
Koito Manufacturing Co., Ltd.	71,400	1,375,516	2,448,976	0.7
Manufactures lighting equipment
Nichicon Corporation	522,800	4,117,555	3,827,731	1.1
Manufactures capacitors and transformers
Nihon Kohden Corporation	68,000	1,383,620	1,357,365	0.4
Manufactures medical electronic equipment
Zojirushi Corporation	121,000	417,954	1,522,414	0.5
Manufactures household appliances
Total Electric Appliances		16,435,761	18,916,303	5.7

Financing Business
Hitachi Capital Corporation	163,400	3,518,559	3,935,288	1.2
General financial services
Ricoh Leasing Company, Ltd.	146,600	3,892,826	4,103,615	1.2
Leasing and financial services
Total Financing Business		7,411,385	8,038,903	2.4

Food
Fuji Oil Co., Ltd.	313,000	5,295,308	4,335,574	1.3
Manufactures oil-related products for cooking
Taiyo Kagaku Co., Ltd.	47,300	341,327	352,941	0.1
General food manufacturer
Total Food.		5,636,635	4,688,515	1.4

Glass and Ceramics Products
Nichiha Corporation	317,800	3,248,580	4,470,188	1.3
Manufactures exterior building materials
Total Glass and Ceramics Products		3,248,580	4,470,188	1.3

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Information and Communication
Broadleaf Co., Ltd.	167,900	$2,679,347	$1,679,208	0.5
Business software development, sales, and technical support
NS Solutions Corporation	53,200	1,080,179	2,059,397	0.6
System consulting services and software development
OBIC Co., Ltd.	42,400	1,207,890	1,891,281	0.6
Computer system integration
Okinawa Cellular Telephone Company	144,600	3,715,638	4,286,078	1.3
Telecommunications
Otsuka Corporation	91,300	3,065,176	4,817,743	1.4
Computer information system developer
Poletowin Pitcrew Holdings, Inc.	136,700	965,332	1,180,071	0.3
Provides Internet-related debug and verification services
Software Service Inc.	3,900	141,484	181,680	0.1
Provides medical information systems
Total Information and Communication		12,855,046	16,095,458	4.8

Iron and Steel
Chubu Steel Plate Co., Ltd.	820,000	3,439,397	3,387,229	1.0
Manufactures steel-related products
Mory Industries Inc.	1,556,000	5,418,002	4,631,372	1.4
Manufactures steel tubing products
Nichia Steel Works, Ltd.	1,858,100	5,805,883	4,534,754	1.3
Manufactures steel-related products
Nippon Seisen Co., Ltd.	147,000	675,699	616,919	0.2
Manufactures stainless steel wires and metal fibers
Osaka Steel Co., Ltd.	322,800	5,857,264	4,979,666	1.5
Manufactures steel-related products
Tohoku Steel Co., Ltd.	400	4,761	4,165	0.0
Manufactures specialty steel
Total Iron and Steel		21,201,006	18,154,105	5.4

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Machinery
Hisaka Works, Ltd.	567,300	$5,362,799	$4,836,445	1.4
Manufactures heat exchangers and other machinery
Miura Co. Ltd.	75,100	822,064	840,877	0.2
Manufactures boilers and related products
Nippon Pillar Packing Co., Ltd.	265,800	2,072,573	2,259,470	0.7
Manufactures mechanical seals
Nissei Corporation	23,600	210,667	194,583	0.1
Manufactures reducers and gears
Nitto Kohki Co. Ltd.	93,700	1,767,170	1,865,734	0.6
Manufactures machine tools and motor pumps
Oiles Corporation	195,980	3,635,490	3,063,677	0.9
Manufactures bearing equipment
Sato Holdings Corporation	130,400	2,270,274	2,735,191	0.8
Manufactures electronic printers and other products
Sintokogio, Ltd.	193,400	1,411,527	1,577,051	0.5
Manufactures industrial machines
Yamashin-Filter Corporation	46,200	237,798	224,362	0.1
Manufactures filters
Total Machinery		17,790,362	17,597,390	5.3

Metal Products
Dainichi Co., Ltd.	250,100	1,926,346	1,528,005	0.5
Manufactures oil heating equipment
Neturen Co., Ltd.	547,100	3,686,360	3,856,788	1.2
Manufactures steel bars and induction heating equipment
NHK Spring Co., Ltd.	343,600	3,299,287	3,325,938	1.0
Manufactures automobile-related products
Piolax, Inc.	91,800	2,936,852	4,329,439	1.3
Manufactures automobile-related products
Rinnai Corporation	55,300	3,650,559	4,144,593	1.2
Manufactures heating appliances and components
Total Metal Products		15,499,404	17,184,763	5.2

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Other Products
Fuji Seal International, Inc.	122,200	$3,612,490	$4,176,271	1.3
Packaging-related materials and machinery
Nishikawa Rubber Co., Ltd.	282,200	4,672,839	4,364,985	1.3
Manufactures rubber automobile parts
The Pack Corporation	79,300	1,433,240	1,806,537	0.5
Manufactures paper and chemical products
Pigeon Corporation	62,600	905,603	1,659,389	0.5
Manufactures baby care products
Total Other Products		10,624,172	12,007,182	3.6

Pharmaceutical
KYORIN Holdings, Inc.	110,500	2,369,293	1,958,816	0.6
Manufactures pharmaceuticals
Total Pharmaceutical		2,369,293	1,958,816	0.6

Precision Instruments
Nakanishi Inc.	40,600	1,295,890	1,596,751	0.5
Manufactures dental instruments
Total Precision Instruments		1,295,890	1,596,751	0.5

Real Estate
Keihanshin Building Co., Ltd.	872,800	4,899,139	5,102,158	1.5
Real estate leasing and building management
Sanyo Housing Nagoya Co., Ltd.	65,100	700,883	578,082	0.2
Designs and constructs housing
Total Real Estate		5,600,022	5,680,240	1.7

Retail Trade
ABC-Mart, Inc.	29,400	1,262,853	1,784,095	0.5
Retail sales of shoes
AIN Pharmaciez Inc.	2,300	53,844	105,627	0.0
Operates pharmacies and drug store chains

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Amiyaki Tei Co., Ltd.	56,900	$1,803,957	$2,183,860	0.7
Operates barbecue restaurant chains
Arc Land Sakamoto Co., Ltd.	177,000	3,073,938	3,823,556	1.2
Retail sales, wholesale, food and real estate
Create SD Holdings Co., Ltd.	144,400	4,976,606	8,238,842	2.5
Operates pharmacies and drug store chains
Daikokutenbussan Co., Ltd.	72,100	2,010,054	2,639,436	0.8
Operates supermarkets
Heiwado Co., Ltd.	37,100	480,379	784,917	0.2
Operates supermarkets
Hiday Hidaka Corp	57,236	951,622	1,425,178	0.4
Operates ramen and Chinese restaurant chains
Jin Co., Ltd.	66,900	1,942,779	3,122,018	0.9
Retail sales of eyewear and fashion accessories
Saint Marc Holdings Co., Ltd.	71,500	1,536,807	2,204,807	0.7
Operates restaurant chains
San-A Co., Ltd.	44,600	1,209,894	2,073,991	0.6
Retail sales of home goods
Seria Co. Ltd.	85,900	2,564,263	4,143,258	1.2
Discount retail sales
Shimamura Co., Ltd.	34,500	3,922,467	3,188,729	1.0
Retail sales of apparel
Start Today Co Ltd.	84,500	1,810,143	2,577,813	0.8
Operates retail E-commerce websites
Studious Co., Ltd.† ^	1,800	43,377	43,342	0.0
Retail sales of apparel
Sundrug Co., Ltd.	29,600	1,226,553	1,664,443	0.5
Operates pharmacies and drug store chains
United Arrows Ltd.	87,800	2,779,365	3,467,552	1.0
Retail sales of apparel
Yamazawa Co., Ltd.	10,800	167,443	155,564	0.1
Operates supermarkets
Total Retail Trade		31,816,344	43,627,028	13.1

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Services
en-japan Inc.	82,300	$1,176,687	$2,103,558	0.6
Online job information business
EPS Holdings, Inc.	93,900	1,085,452	1,090,087	0.3
Performs contract medical research services
JP-Holdings, Inc.	159,500	925,933	406,361	0.1
Operates child-care centers
Nihon M&A Center Inc.	51,600	656,004	2,105,949	0.6
Provides merger and acquisition brokerage services
Nomura Co., Ltd.	25,900	257,357	392,072	0.1
Commercial display business and services
Septeni Holdings Co., Ltd.	149,700	1,239,504	2,200,726	0.7
Internet advertising and media content business
Step Co., Ltd.	204,600	1,751,550	1,803,334	0.6
Operates preparatory schools
Total Services		7,092,487	10,102,087	3.0

Textiles and Apparel
Hogy Medical Co., Ltd.	80,100	3,843,440	3,889,920	1.2
Manufactures medical products
Komatsu Seiren Co., Ltd.	607,800	3,110,542	3,372,630	1.0
Manufactures synthetic fibers and textile products
Seiren Co., Ltd.	188,400	1,596,124	2,118,791	0.6
Manufactures synthetic fibers and textile products
Total Textiles and Apparel		8,550,106	9,381,341	2.8

Transportation and Warehousing
Alps Logistics Co., Ltd.	238,900	2,513,561	2,980,218	0.9
General logistics services
Japan Transcity Corporation	1,598,000	5,455,706	5,678,674	1.7
General logistics services
Meiko Trans Co., Ltd.	427,000	4,387,935	3,506,551	1.1
Marine logistics services
Nissin Corporation	483,000	1,391,175	1,469,489	0.4
General logistics services

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Trancom Co., Ltd.	84,100	$2,629,530	$4,597,296	1.4
General logistics services
Total Transportation and Warehousing		16,377,907	18,232,228	5.5

Transportation Equipment
Hi-Lex Corporation	41,800	924,037	1,301,027	0.4
Manufactures control cables
Nissin Kogyo Co., Ltd.	235,700	4,154,130	3,255,122	1.0
Manufactures automobile brake systems
Sanoh Industrial Co., Ltd.	348,900	2,501,513	2,189,165	0.6
Manufactures automobile components
Tachi-S Co., Ltd.	184,300	2,875,273	2,306,694	0.7
Manufactures automobile seats
Total Transportation Equipment		10,454,953	9,052,008	2.7

Utilities
Keiyo Gas Co., Ltd.	388,000	1,984,225	1,826,673	0.6
Produces gas and energy products
The Okinawa Electric Power Company, Incorporated	257,750	5,954,543	6,065,206	1.8
Produces thermal energy products
Total Utilities		7,938,768	7,891,879	2.4

Wholesale Trade
Kanaden Corporation	205,600	1,370,987	1,544,310	0.5
Factory automation business
Kohsoku Corporation	131,400	1,134,599	994,560	0.3
Food and industrial packaging materials
Matsuda Sangyo Co., Ltd.	403,300	4,997,620	4,425,875	1.3
Precious metals, electronic materials, and food
Paltac Corporation	138,000	1,730,754	2,602,185	0.8
Cosmetics and daily necessities
Ryoden Trading Company, Ltd.	966,000	6,647,840	6,905,405	2.1
Purchases electronic and electrical devices

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS — (Continued)
AUGUST 31, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Senshu Electric Co., Ltd.	136,700	$1,678,922	$2,085,130	0.6
Electrical wires and cables
Shinko Shoji Co., Ltd.	306,400	2,748,438	3,087,115	0.9
Electronic components and devices
SIIX Corporation	249,100	3,226,101	6,777,672	2.0
Parts procurement, logistics, and manufacturing of electronics
SPK Corporation	20,100	362,781	388,626	0.1
Automobile components for assembly
Sugimoto & Co., Ltd.	289,800	2,642,622	3,194,646	1.0
Machine tools and measuring instruments
Techno Associe Co., Ltd.	314,700	2,942,608	2,983,922	0.9
Screws and nonferrous metal products
Total Wholesale Trade		29,483,272	34,989,446	10.5

TOTAL JAPANESE EQUITY SECURITIES		$297,299,782	$329,524,211	98.8

INVESTMENT IN FOREIGN CURRENCY
Japanese Yen
Non-interest bearing account		$3,542,870	$3,567,910	1.1
TOTAL INVESTMENT IN FOREIGN CURRENCY		3,542,870	3,567,910	1.1
TOTAL INVESTMENTS		$300,842,652	$333,092,121	99.9
OTHER ASSETS LESS LIABILITIES, NET			396,420	0.1
NET ASSETS			$333,488,541	100.0

†Non-income producing security.
^ Security acquired as a result of an IPO participation.
Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 2015.
Japanese Yen     JPY     ¥ 121.285 = $1.00 U.S. Dollar

See  notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2015
(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$297,299,782)	$329,524,211
Investments in foreign currency, at market value (cost—$3,542,870)	3,567,910
Receivable for dividends and interest, net of withholding taxes	414,869
Cash and cash equivalents	387,435
Prepaid expenses	51,703
Total Assets	333,946,128

LIABILITIES:
Accrued management fee	250,997
Payable for investments purchased	42,594
Accrued directors’ fees and expenses	2,972
Other accrued expenses	161,025
Total Liabilities	457,587

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Accumulated net realized gain on investments and foreign currency transactions	12,931,034
Net unrealized appreciation on investments and foreign currency transactions	32,215,333
Accumulated net investment loss	(546,432)
Net Assets	$333,488,541
Net asset value per share	$11.77

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2015
(Unaudited)

INCOME:
Dividend income (less $298,704 withholding taxes)	$2,688,342
Interest income	106
Total Income		$2,688,448

EXPENSES:
Management fee	1,459,598
Custodian fees	137,095
Legal fees	99,244
Directors’ fees and expenses	73,941
Other expenses	94,311
Total Expenses		1,864,189
INVESTMENT INCOME–NET		824,259

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments		8,190,314
Net realized loss on foreign currency transactions		(133,884)
Net realized gain on investments and foreign currency transactions		8,056,430
Net change in unrealized appreciation on investments		12,871,666
Net change in unrealized appreciation on foreign currency transactions and translation		641,975
Net realized and unrealized gain on investments and foreign currency transactions and translation		21,570,071
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$22,394,330

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended August 31, 2015 (Unaudited)	For the Year Ended February 28, 2015
FROM INVESTMENT ACTIVITIES:
Net investment income	$824,259	$1,808,457
Net realized gain on investments	8,190,314	21,842,432
Net realized loss on foreign currency transactions	(133,884)	(645,636)
Net change in unrealized appreciation on investments	12,871,666	43,514,407
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	641,975	(30,665,188)
Increase in net assets derived from investment activities	22,394,330	35,854,472

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Ordinary income distribution	—	(3,383,067)
Capital gain distribution	—	(371,174)
Decrease in net assets derived from distributions to shareholders	—	(3,754,241)

TOTAL INCREASE IN NET ASSETS:	22,394,330	32,100,231

NET ASSETS:
Beginning of period	311,094,211	278,993,980
End of period (including accumulated/undistributed net investment loss of $546,432 and $1,370,691 respectively)	$333,488,541	$311,094,211

See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.            Significant Accounting Policies

Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21,1990.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a)            Valuation of Securities—Investments traded in the over-the-counter market are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price.  Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b)            Foreign Currency Transactions—Transactions denominated in Japanese Yen (“Yen”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and market values on August 31, 2015.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2015.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities.  Net realized gains or losses on the foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)
withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.
(c)            Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the distribution payable date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first-in, first-out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—“temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan must be maintained at all times (when applicable).  Collateral is provided in the form of cash, which would be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended February 28, 2015 and the semi-annual period ended August 31, 2015, the Fund did not earn fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d)            Capital Account Reclassification — For the year ended February 28, 2015, the Fund’s accumulated net investment loss was decreased by $3,131,168 and the accumulated net realized gain on investments and foreign currency transactions was decreased by $3,131,168.  These adjustments were primarily due to the result of the reclassification of foreign currency losses and the tax treatment of passive foreign investment companies.  These adjustments had no impact on net assets.
(e)            Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue.  The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article.  There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(f)            Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.
(g)            Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S.  In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers.  Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(h)            Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.            Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (the “Manager”) acts as the manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), to act as investment adviser for the Fund.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund’s average weekly net assets not in excess of $50 million, 1.00% of the Fund’s average weekly net assets in excess of $50 million but not exceeding $100 million, 0.90% of the Fund’s average weekly net assets in excess of $100 million but not exceeding $175 million, 0.80% of the Fund’s average weekly net assets in excess of $175 million but not exceeding $250 million, 0.70% of the Fund’s average weekly net assets in excess of $250 million but not exceeding $325 million, 0.60% of the Fund’s average weekly net assets in excess of $325 million, but not exceeding $425 million and 0.50% of the Fund’s average weekly net assets in excess of $425 million.  Under the management agreement, the Fund incurred fees to the Manager of $1,459,598 for the six months ended August 31, 2015.  Under the investment advisory agreement, the Manager informed the Fund that the Investment Adviser earned fees of $768,761 for the six months ended August 31, 2015 from the Manager, not the Fund.  At August 31, 2015, the fee payable to the Manager, by the Fund, was $250,997.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2015.  Through March 31, 2015, the Fund paid each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended.  Effective April 1, 2015, the Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together with such Directors’ actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  Through March 31, 2015, the Chairman of the Audit Committee, presently David B. Chemidlin, received an additional annual fee of $1,000.  Effective April 1, 2015, the Chairman of the Audit Committee receives an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $73,941 for the six months ended August 31, 2015.
3.            Purchases and Sales of Investments
Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended August 31, 2015 were $30,040,637 and $28,922,086, respectively.
4.            Federal Income Tax
As of February 28, 2015, net unrealized appreciation on investments, exclusive of investments in foreign currency, for Federal income tax purposes was $15,206,628, of which $25,794,325 related to appreciated securities and $10,587,697 related to depreciated securities.  The cost of investments, exclusive of investments in foreign currencies of $3,653,816 at

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)
February 28, 2015 for Federal income tax purposes was $291,549,699.
At February 28, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$2,122,957
Undistributed long term capital gains	4,939,911
Unrealized appreciation on investments and foreign currency transactions	$15,142,911	(a)
Total accumulated earnings	$22,205,779

(a)	The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
The Fund paid an ordinary income distribution of $0.1194 per share ($3,383,067) and a long term capital gains distribution of $0.0131 per share ($371,174) to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.
The Fund paid an ordinary income distribution of $0.199 per share ($5,638,445) to shareholders as of December 13, 2013.  The distribution was paid on December 19, 2013.
The tax character of distributions paid during the fiscal years ended February 28, 2015 and February 28, 2014 were as follows:
	February-15	February-14
Ordinary Income	$ 3,383,067	$ 5,638,445
Capital Gains	$ 371,174	$ 0

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.
The Fund utilized $12,817,862 of its accumulated capital losses against current year net realized gains.  All of the Fund’s capital losses were generated in pre-enactment years.
5.            Fair Value Measurements
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS- (Continued) (Unaudited)
Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2015.
Investments in
Level	Securities
Level 1
Equity Securities*	$329,480,869
Foreign Currency	3,567,910
Level 2	43,342
Level 3	-0-
Total	$333,092,121

*	Please refer to the Schedule of Investments for breakdown of the valuation by industry type.
During the six months ended August 31, 2015, there were no transfers between Level 1, Level 2 or Level 3 securities.
As of August 31, 2015, the Fund held a Level 2 security.  The security was valued at the IPO participation price transacted on August 31, 2015.
During the six months ended August 31, 2015, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout each period.
	For the Six
	Months Ended
	August 31,		For the Year Ended
	2015		February 28,			February 29, 2012	February 28, 2011
	(Unaudited)		2015	2014	2013
Net asset value, beginning of year	$10.98		$9.85	$8.83	$8.85	$9.80	$8.44
Net investment income@	0.03		0.06	0.05	0.07	0.06	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.76		1.20	1.17	(0.01)	(0.50)	1.41
Total from investment operations	0.79		1.26	1.22	0.06	(0.44)	1.44
Distributions:
Distributions from ordinary income	—		(0.12)	(0.20)	(0.08)	(0.04)	(0.08)
Distributions from capital gains	—		(0.01)	—	—	—	—
Total Distributions	—		(0.13)	(0.20)	(0.08)	(0.04)	(0.08)
Fund Share Transactions
Dilutive effect of Rights Offering*	—		—	—	—	(0.47)	—

Net asset value, end of period	$11.77		$10.98	$9.85	$8.83	$8.85	$9.80

Market value, end of period	$10.07		$9.69	$8.84	$8.00	$7.83	$9.58
Total investment return†	3.9%		11.2%	13.0%	3.4%	(17.9%)	18.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000)	$333,489		$311,094	$278,994	$250,273	$250,732	$208,211
Operating expenses	1.13	%**	1.13%	1.19%	1.19%	1.34%	1.44%
Net investment income	0.50	%**	0.62%	0.53%	0.86%	0.67%	0.38%
Portfolio turnover	9%		41%	101%	37%	66%	57%
@	Based on average shares outstanding.
*	Decrease is due to the rights offering.
†	Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distribution, and long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.
**	Annualized

JAPAN SMALLER CAPITALIZATION FUND, INC.
Board Review of the Management and Investment Advisory Agreements

The Board of Directors of the Fund (the “Board”) consists of five directors, four of whom are independent or non-interested directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”) and the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”).
The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 20, 2015.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 13, 2015, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fee paid by the Manager to the Investment Adviser, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager and the Investment Adviser.  Included in the materials was a report prepared by Broadridge Board Reporting and Compliance (“Broadridge”) for use by the Independent Directors in their consideration of the continuance of the Agreements (the “Broadridge Report”).  Broadridge is an independent firm retained by many investment companies to provide data with respect to investment company performance and expenses.  The Broadridge Report contained information regarding the Fund and other closed-end funds not affiliated with the Manager that compared, among other items, the respective funds’ management fees and operating expenses.
The Independent Directors sought and received additional information from the Investment Adviser.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.
In considering the continuance of the Agreements at the meeting held on August 20, 2015, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:
The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight provided by the Manager.  Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.
Investment performance.  The Board considered performance information provided by Broadridge and the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Japanese securities.  The Broadridge Report also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers.

JAPAN SMALLER CAPITALIZATION FUND, INC.
Board Review of the Management and Investment Advisory Agreements (continued)
In connection with their review of investment performance, the Independent Directors noted that, following a series of discussions with management in 2012 and 2013 that focused on the Fund’s performance, the Investment Adviser had installed a new management team as of July 1, 2013.  The Independent Directors recognized that, as contemplated at the time of the transition, the new portfolio managers had invested in a more diversified portfolio than the Fund had maintained in the past with an increased focus on value characteristics evidenced by financial measurements.  The Independent Directors also noted that the Fund’s comparative performance had improved since the transition and that the Fund’s performance for the year ended June 30, 2015 ranked first of the six funds (including the Fund) identified by the Manager as having similar investment objectives.  Based on their review, the Independent Directors concluded that the Fund’s performance supported the continuance of the Agreements.
The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective, including Japanese retail unit trusts.  The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.
The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisers.  This presentation included information regarding methodologies used to allocate expenses in considering the profitability of the Agreements to the Manager and the Investment Adviser.  The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager about the expense allocation methodology utilized by the Investment Adviser.
After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreement to the Manager and the Investment Adviser supported the continuance of the Agreements.
Economies of scale.  The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders.  The Board noted that the management agreement contains six separate breakpoints in the management fee for net assets above $50 million, with the last breakpoint applicable to net assets in excess of $425 million.
Based on an evaluation of all factors deemed relevant, including the factors described above and taking into account information received throughout the preceding year, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2016.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg

OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Kelly S. Lee, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12,1-Chome, Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND
REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170

CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
McGladrey LLP
80 City Square
Boston, Massachusetts 02129

JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, McGladrey LLP, and accordingly, they express no opinion thereon.
JAPAN Smaller Capitalization Fund, Inc. SEMI-ANNUAL REPORT AUGUST 31, 2015

ITEM 2.  CODE OF ETHICS

 Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

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ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

 Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant's investments in securities of unaffiliated issuers as of  August 31, 2015 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR  CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)	Not applicable.

(b)	None

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)	Not applicable.

(b)	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There are no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirememts of Item 407(c)(2)(iv) of Regulation S-K (17 C.F.R. 229.407), or this item.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit (a)(2)(m).
(a) (3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit B.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Japan Smaller Capitalization Fund, Inc.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President & Principal Executive Officer

Date:  November 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Yutaka Itabashi
Yutaka Itabashi
President & Principal Executive Officer

Date:  November 2, 2015

By: /s/ Amy J. Marose
Amy J. Marose
Treasurer & Principal Financial Officer

Date:  November 2, 2015

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